Exhibit 99.1

OUR NAME IS OUR MISSION. ServisFirst Bancshares, Inc. NASDAQ: SFBS

Forward Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . In addition, ServisFirst Bancshares, Inc . may file or furnish documents with the Securities and Exchange Commission which contain forward - looking statements and management may make forward - looking statements orally to analysts, investors, representatives of the media and others . These statements are based on the current beliefs and expectations of ServisFirst Bancshares, Inc . ’s management and are subject to significant risks and uncertainties . Actual results may differ from those set forth in the forward - looking statements . Factors that could cause ServisFirst Bancshares, Inc . ’s actual results to differ materially from those described in the forward - looking statements can be found in ServisFirst Bancshares, Inc . ’s Annual Report on Form 10 - K/A for the year ended December 31 , 2013 , and Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2014 , June 30 , 2014 , and September 30 , 2014 which have been filed with the Securities and Exchange Commission and which are available on ServisFirst Bancshares, Inc . ’s website ( www . servisfirstbank . com ) and on the Securities and Exchange Commission’s website ( www . sec . gov ) . ServisFirst Bancshares, Inc . does not undertake to update the forward - looking statements to reflect the impact of circumstances or events that may arise after the date of the forward - looking statements . ▪ Non - GAAP Financial Measures The presentation includes non - GAAP financial measures . Information about any such non - GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation . 2 OUR NAME IS OUR MISSION.

ServisFirst at a Glance Overview ▪ Founded in 2005 in Birmingham, AL ▪ Single bank BHC High - Performing Metropolitan Commercial Bank (1) ▪ Total Assets: $4.1 billion ▪ Tangible Equity (2) : $407 million (3) High Growth Coupled with Pristine Credit Metrics (5) ▪ Gross Loans CAGR: 23% ▪ Total Deposits CAGR: 19% ▪ Net Income for Common CAGR: 55% ▪ Diluted EPS CAGR: 44% 3 ▪ Core ROAA (4) : 1.44% ▪ Core Efficiency Ratio (4) : 38.86% (1) As of December 31, 2014 (2) Non - GAAP financial measures. “Tangible Equity” is not a measure of financial performance recognized by generally accepted accounting principles in the United States, or GAAP; However, bec aus e the Company has no intangible assets, there is no reconciliation of these non - GAAP financial measures . (3) Inclusive of $40 million SBLF (4) Core measures exclude non - routine expenses in the twelve month period ending December 31, 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our mark ets . For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Mea sures" included on page 34 of this presentation. (5) 5 - year compounded annual growth rate calculated from December 31, 2009 to December 31, 2014 ▪ NPAs / assets (1) : 0.41% ▪ NPLs / loans (1) : 0.30% OUR NAME IS OUR MISSION.

Our Business Strategy ▪ Simple business model – Loans and deposits are primary drivers, not ancillary services ▪ Limited branch footprint – T echnology provides efficiency ▪ Big bank products and bankers – With the style of service and delivery of a community bank ▪ Core deposit focus coupled with C&I lending emphasis ▪ Scalable, decentralized b usiness model – R egional CEOs drive revenue ▪ Opportunistic expansion, attractive geographies – T eams of the best bankers in each metropolitan market ▪ Disciplined growth company that sets high standards for performance 4 OUR NAME IS OUR MISSION.

Opportunistic Expansion ▪ Identify great bankers in attractive markets – Focus on people as opposed to places – Target minimum of $300 million in deposits within 5 years – Best bankers in growing markets ▪ Market strategies – Regional CEOs execute simple business model – Back office support and risk management infrastructure – Non - legal board of directors comprised of key business people – Provide professional banking services to mid market commercial customers that have been neglected by or pushed down to branch personnel of national and other larger regional banks ▪ Opportunistic future expansion – Southern markets, metropolitan focus – Draw on expertise of industry contacts 5 OUR NAME IS OUR MISSION.

Milestones 6 ▪ Founded in May 2005 with initial capital raise of $35 million ▪ Achieved total asset milestones of $1 billion in 2008, $2 billion in 2011, $3 billion in 2013, and $4 billion in 2014, all through organic growth 2013 2014 May ’05: Founded in Birmingham, AL June ’07: Montgomery, AL March ’11: Correspondent Banking April ’13: Mobile, AL May ’14: NASDAQ listed August ’06: Huntsville, AL September ’08: Dothan, AL April ’11: Pensacola, FL April ’13: Nashville, TN LPO February ‘ 15: Metro Bank Acquisition OUR NAME IS OUR MISSION. January ’15: Charleston, SC 2015 2012 2013 2011 2010 2009 2008 2007 2006 2005

ServisFirst Branches (16) Nashville LPO Our Footprint 7

Our Markets 8 OUR NAME IS OUR MISSION. (1) Represents metropolitan statistical areas (MSAs ) (2) As reported by the FDIC; as of 6/30/2014 (3) Branch 1 opened in July 2012 as a loan production office; converted to a full service branch in April 2013; Branch 2 opened 9 /3/ 2014 (4) Opened as a loan production office (5) Represents Metro Bank acquisition that closed on 1/31/2015 (6) New market opening announced 1/21/2015 Total Branches Total Market Deposits (2) ($ in billions) Market Share (2) (%) 3 32.9 4.6 2 6.8 8.5 2 7.5 5.3 2 2.9 13.3 2 6.3 1.4 2 4.8 5.1 - 44.1 - Atlanta - Sandy Springs - Roswell (5) - 132.6 - Charleston (6) - 10.4 - 13 248.3 Market (1) Alabama Georgia South Carolina Birmingham - Hoover Huntsville Pensacola - Ferry Pass - Brent Tennessee Total Nashville (4) Montgomery Dothan Mobile (3) Florida

Our Business Model ▪ “Loan making and deposit taking ” – Traditional commercial banking services – No emphasis on non - traditional business lines ▪ Culture of cost control – “Branch light ”, with $261 million (1) average deposits per banking center – Leverage technology and centralized infrastructure – Headcount focused on production and risk management – Key products; including remote deposit capture, cash management, remote currency manager – Outsource selected functions ▪ C&I lending expertise – 44.5% of gross loans (1) – Target customers: privately held businesses $2 to $250 million in annual sales, professionals, affluent consumers 9 OUR NAME IS OUR MISSION. (1) As of December 31, 2014

Scalable, Decentralized Structure ▪ Local decision - making – Emphasize local decision - making to drive customer revenue – Centralized, uniform risk management and support – Conservative local lending authorities, covers most lending decisions ▪ Geographic organizational structure (as opposed to line of business structure) ▪ Regional CEOs empowered and held accountable – Utilize stock based compensation to align goals ▪ Top - down sales culture – Senior management actively involved in customer acquisition 10 OUR NAME IS OUR MISSION.

Correspondent Banking OUR NAME IS OUR MISSION. 11 Correspondent bank to approximately 200 community banks 12/31/2013 # of Accts Balance (000s) Avg Acct Bal Total Relationships 149 227,503 Fed Funds Purchased 184,580 1.24M Deposit Accounts 42,923 0.29M 12/31/2014 # of Accts Balance Avg Acct Bal Total Relationships 200 388,966 Fed Funds Purchased 264,315 1.32M Deposit Accounts 124,651 0.62M

Correspondent Banking Footprint December 2014 12 OUR NAME IS OUR MISSION.

Our Management Team Thomas A. Broughton, III President and Chief Executive Officer ▪ Previously President and CEO of First Commercial Bank (acquired by Synovus Financial, 1992); subsequently, regional CEO for Synovus ▪ American Banker’s 2009 Community Banker of the Year ▪ 59 years old 13 OUR NAME IS OUR MISSION. William M. Foshee EVP and Chief Financial Officer ▪ Previously Chief Financial Officer of Heritage Financial Holding Corporation ▪ Certified public accountant ▪ 60 years old Clarence C. Pouncey , III EVP and Chief Operating Officer ▪ Previously with Wachovia; oversaw production functions in Alabama, Arizona, Tennessee and Texas ▪ Previously SVP of SouthTrust Bank ▪ 58 years old Don G. Owens SVP and Chief Credit Officer ▪ Previously Senior Vice President and Senior Loan Administrator, BBVA - Compass ▪ 63 years old Rodney E. Rushing EVP, Correspondent Banking Executive ▪ Previously Executive Vice President of Correspondent Banking, BBVA - Compass ▪ 57 years old ▪ Executive officers and Board of Directors own 14.42% of fully - diluted shares ▪ Five regional CEOs, all industry veterans with significant years of experience

Overview of Metro Bank Acquisition ▪ Closed deal January 31, 2015 ▪ Purchased all shares of common stock of Metro Bancshares, Inc., a Georgia state – chartered holding company with $211 million in total assets ▪ Addition of experienced Atlanta area bankers to the ServisFirst Bank team ▪ Deal value: $42.9 million Cash consideration: $22,825,000 Total stock issued: 636,720 shares valued at $31.5064 (1) per share ▪ Internal rate of return greater than 20% ▪ Accretive to EPS in year two ▪ Tangible book value earn back in year three ▪ Cost savings greater than 40% ▪ System conversion date: Expected late May 2015 OUR NAME IS OUR MISSION. 14 (1) V olume weighted average stock price for the 20 trading days preceding the closing

Expansion in South Carolina Region ▪ Thomas G. Trouche – Regional CEO/EVP – Previously served as Coastal Division Executive for First Citizens Bank. – 26 years banking experience ▪ Robert H. Warrick – Commercial Banking Manager/SVP – Previously served as Commercial Market Executive for CresCom Bank – 27 years banking experience ▪ Benjamin Moore, III – Private Banking Officer/SVP – Previously served as SVP, Team Leader for First Tennessee Bank – 23 years investment and banking experience ▪ Seth Horton – Business Development Officer/SVP – Previously served as SVP, Eastern South Carolina Sales Manager for PNC Bank’s Healthcare Banking Division – 11 years banking experience OUR NAME IS OUR MISSION. 15

OUR NAME IS OUR MISSION. Financial Results

Success Measures: Balance Sheet Growth 17 OUR NAME IS OUR MISSION. 5 - year (1) CAGR = 22.7% 5 - year (1) CAGR = 18.9% Gross Loans ($mm) Total Deposits ($mm) ▪ Organic growth of gross loans and total deposits in the 20% range ▪ 5 - year (1) CAGR of non - interest bearing deposits = 30.9% ▪ 5 - year (1) CAGR of C&I loans = 26.5% $1,432 $1,759 $2,144 $2,512 $3,020 $3,398 2009 2010 2011 2012 2013 2014 $1,207 $1,395 $1,831 $2,363 $2,859 $3,360 2009 2010 2011 2012 2013 2014 (1) 5 – year CAGR = 12/31/2009 – 12/31/2014

▪ Rare combination of balance sheet growth and earnings power ▪ EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets and $56.9 from the initial public offering Success Measures: Income Growth 18 OUR NAME IS OUR MISSION. 5 - year (1) CAGR = 54.5% 5 - year (1) CAGR = 43.8% Net Income Available to Common Stockholders ($mm) Diluted Earnings Per Common Share $5.9 $17.4 $23.2 $34.0 $41.2 $51.9 2009 2010 2011 2012 2013 2014 0.34 0.95 1.18 1.66 1.90 2.09 2009 2010 2011 2012 2013 2014 (1) 5 – year CAGR = 12/31/2009 – 12/31/2014

▪ Primary focus on building core deposits, highlighted by non - interest bearing accounts and non - reliance on CDs ▪ C&I lending expertise within a well balanced loan portfolio Success Measures: Balance Sheet Makeup 19 OUR NAME IS OUR MISSION. Deposit Mix (1) 0.50% Cost of Interest Bearing Deposits (2) Loan Portfolio (1) 4.41% Yield on Loans (2) (1) As of December 31, 2014 (2) Average for the three months ended December 31, 2014 Non - interest bearing 24% NOW, Money market, and savings 64% Brokered cds 0% CD's 12% C&D 6% 1 - 4 family 10% Non - owner occupied CRE 14% Owner occupied CRE 24% C&I 44% Consumer 2%

Loan Growth by MSA

Servis1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands MSA	12/31/2013	12/31/2014	YTD Growth by Market	YTD Growth Rate
Birmingham-Hoover, AL MSA	$ 1,438,126	$ 1,688,897	$ 250,771	17%
Huntsville, AL MSA	$ 419,753	$ 432,931	$ 13,179	3%
Dothan, AL MSA	$ 361,463	$ 387,681	$ 26,219	7%
Montgomery, AL MSA	$ 295,601	$ 318,278	$ 22,677	8%
Mobile, AL MSA	$ 87,974	$ 169,565	$ 81,591	93%
Total Alabama MSAs	$ 2,602,917	$ 2,997,353	$ 394,436	15%
Pensacola, FL MSA	$ 213,324	$ 240,860	$ 27,536	13%
Nashville, TN MSA	$ 42,628	$ 121,645	$ 79,018	185%
Total Loans	$ 2,858,868	$ 3,359,858	$ 500,990	18%

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Loan Growth by Type OUR NAME IS OUR MISSION. 21 Loan Type (dollars in thousands) 12/31/2013 12/31/2014 1,278,649$ 1,495,092$ 216,443$ 43% 151,868$ 208,769$ 56,901$ 11% Owner-Occupied Commercial 710,372$ 793,917$ 83,545$ 17% 1-4 Family Mortgage 278,621$ 333,455$ 54,834$ 11% Other Mortgage 391,396$ 471,363$ 79,967$ 16% Subtotal: Real Estate - Mortgage 1,380,389$ 1,598,735$ 218,346$ 44% 47,962$ 57,262$ 9,300$ 2% Total Loans 2,858,868$ 3,359,858$ 500,990$ 100% YTD Growth by Loan Type % of YTD Growth Real Estate - Mortgage: Commercial, Financial and Agricultural Real estate - Construction Consumer

▪ Strong loan growth while maintaining asset quality discipline Success Measures: Credit Quality 22 OUR NAME IS OUR MISSION. Allowance for Loan Losses / Total Loans Net Charge Offs / Total Average Loans Non - Performing Assets / Total Assets Non - Performing Loans / Total Loans 1.57% 1.10% 1.06% 0.69% 0.64% 0.41% 2009 2010 2011 2012 2013 2014 1.01% 1.03% 0.75% 0.44% 0.34% 0.30% 2009 2010 2011 2012 2013 2014 0.60% 0.55% 0.32% 0.24% 0.33% 0.19% 2009 2010 2011 2012 2013 2014 1.23% 1.30% 1.20% 1.11% 1.07% 1.06% 2009 2010 2011 2012 2013 2014

▪ Consistent earnings results and strong momentum Success Measures: Profitability Metrics 23 OUR NAME IS OUR MISSION. Core Return on Average Assets (1) Core Return on Average Equity (1) Core Return on Average Common Equity (1) Net Interest Margin (1) Core measures exclude non - routine expenses in the twelve month period ending December 31, 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our markets. For a reconciliation of these non - GAAP measures to the most comparable GAAP meas ure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures" included on page 34 of this presentation. 0.43% 1.04% 1.11% 1.30% 1.31% 1.44% 2009 2010 2011 2012 2013 2014 6.33% 15.86% 14.73% 15.81% 15.54% 15.00% 2009 2010 2011 2012 2013 2014 6.33% 15.86% 17.01% 19.41% 18.30% 16.74% 2009 2010 2011 2012 2013 2014 3.31% 3.94% 3.79% 3.80% 3.80% 3.68% 2009 2010 2011 2012 2013 2014

▪ Our operating structure and business strategy enable efficient, profitable growth Success Measures: Efficiency 24 OUR NAME IS OUR MISSION. Core Efficiency Ratio (1) and Core Noninterest Expense / Average Assets (1) (1) (1) 59.93% 45.51% 45.54% 41.54% 38.78% 38.86% 2.10% 1.85% 1.79% 1.64% 1.51% 1.47% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 2014 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Core Efficiency Ratio Core Non-interest Expense / Average Assets (1) Core measures exclude non - routine expenses in the twelve month period ending December 31, 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boa rds in our markets. For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation a nd Management Explanation of Non - GAAP Financial Measures" included on page 34 of this presentation.

Well Positioned for Rising Interest Rates 25 OUR NAME IS OUR MISSION. Change in Net Interest Income Scenario Based on parallel shift in yield curve and a static balance sheet Variable - rate Loans 54% of loans are variable rate Deposit Mix 24% of deposits are held in non - interest bearing demand deposit accounts (0.35%) 0.62% 1.66% 3.84% 7.80% 11.51% (4.00%) (2.00%) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Up 100 bps Up 200 bps Up 300 bps Year 1 Year 2

Appendix OUR NAME IS OUR MISSION.

Our Markets: Centers for Continued Growth Birmingham, AL ▪ Key Industries: Metals manufacturing, finance , insurance, healthcare services and distribution ▪ Key Employers: Protective Life, HealthSouth Corporation, Vulcan Materials Company, AT&T, and The University of Alabama at Birmingham (UAB) ( Alabama’s largest employer) Huntsville, AL ▪ Key Industries: U.S. Government , commercial and university research ▪ Key Employers : U.S. Army/Redstone Arsenal, the Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Inc., Northrop Grumman, Cinram, SAIC, DirecTV, Lockheed Martin and Toyota Motor Manufacturing Montgomery, AL ▪ Key Industries : State of Alabama and U.S . Government, U.S. Air Force , automotive manufacturing ▪ Key Employers : Maxwell Gunter Air Force Base, Hyundai Motor Manufacturing 27 OUR NAME IS OUR MISSION.

Our Markets:
Centers for Continued Growth (cont.)

Servis1st Bank
OUR NAME IS OUR MISSION.

Dothan, AL

- *Key Industries:* Agricultural trade and agri-business
- *Key Employers:* Michelin, Pemco World Aviation, International Paper, Globe Motors, and AAA Cooper Transportation

Pensacola, FL

- *Key Industries:* Tourism, military, health services, and medical technology industries
- *Key Employers:* Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station; Sacred Heart Health System, West Florida Regional Hospital, Gulf Power Company (Southern Company), the University of West Florida, International Paper, Ascend Performance Materials (Solutia), GE Wind Energy, Armstrong World Industries, and Wayne Dalton Corporation

Mobile, AL

- *Key Industries:* Aircraft assembly, aerospace, steel, ship building, maritime, retail, services, construction, medicine, and manufacturing
- *Key Employers:* Port of Mobile, Austal USA, Brookley Aeroplex, ThyseenKrupp, Infirmary Health Systems, Walmart, University of South Alabama, ST Aerospace Mobile, and EADS

28

Our Markets: Centers for Continued Growth (cont.) Nashville, TN ▪ Key Industries: Manufacturing, healthcare, transportation, and technology ▪ Key Employers: HCA Holdings, Nissan North America, Dollar General Corporation, Asurion , and Community Health Systems Charleston, SC ▪ Key Industries: Tourism, maritime, information technology, higher education, military, and manufacturing ▪ Key Employers : Joint Base Charleston, Medical University of South Carolina (MUSC), Roper St. Francis Healthcare, The Boeing Company, Robert Bosch LLC, Blackbaud , and SAIC Atlanta, GA ▪ Key Industries: Logistics, media, information t echnology, and entertainment ▪ Key Employers : The Coca - Cola Company, The Home Depot, Delta Air Lines, AT&T Mobility, UPS, Newell - Rubbermaid, Cable News Network (CNN), and Cox Enterprises OUR NAME IS OUR MISSION. 29

Tax Credit Partnership Investments The Bank has invested in three types of tax credit partnerships which provide loan opportunities and allow for the recognition of tax credits • New Market Tax Credit – designed to encourage private sector equity investments in low income communities • Low Income Housing Tax Credits – designed to encourage private sector investment in the development of affordable rental housing • Historical Tax Credits – designed to encourage the preservation and reuse of historic buildings 30 OUR NAME IS OUR MISSION.

Our Financial Performance:
Key Operating and Performance Metrics

Servis1st Bank
OUR NAME IS OUR MISSION.

Dollars in Millions Except per Share Amounts

	For the Year Ended December 31, 2009	2010	2011	2012	2013	2014
Balance Sheet						
Total Assets	$1,573	$1,935	$2,461	$2,906	$3,521	$4.099
Net Loans	$1,192	$1,377	$1,809	$2,337	$2,828	$3.324
Deposits	$1,432	$1,759	$2,144	$2,512	$3,020	$3.398
Loans / Deposits	84%	79%	85%	94%	95%	99%
Total Equity	$98	$117	$196	$233	$297	$407
Profitability						
Net Income	$5.9	$17.4	$23.4	$34.4	$41.6	$52.3
Net Income Available to Common	$5.9	$17.4	$23.2	$34.0	$41.2	$51.9
Core Net Income Available to Common (1)	$5.9	$17.4	$23.2	$34.0	$41.2	$53.6
Core ROAA (1)	0.43%	1.04%	1.12%	1.31%	1.32%	1.44%
Core ROAE (1)	6.33%	15.86%	14.86%	15.99%	15.70%	15.00%
Core ROACE (1)	6.33%	15.86%	17.01%	19.41%	18.30%	16.74%
Net Interest Margin	3.31%	3.94%	3.79%	3.80%	3.80%	3.68%
Core Efficiency Ratio (1)	59.93%	45.51%	45.54%	41.54%	38.78%	38.86%
Capital Adequacy						
Tangible Common Equity to Tangible Assets (2)	6.20%	6.05%	6.35%	6.65%	7.31%	8.96%
Tier I Leverage Ratio	6.97%	7.77%	9.17%	8.43%	8.48%	9.91%
Tier I Capital Ratio	8.89%	10.22%	11.39%	9.89%	10.00%	11.75%
Total Risk-Based Capital Ratio	10.48%	11.82%	12.79%	11.78%	11.73%	13.38%
Asset Quality						
NPAs / Assets	1.57%	1.10%	1.06%	0.69%	0.64%	0.41%
NCOs / Average Loans	0.60%	0.55%	0.32%	0.24%	0.33%	0.17%
Loan Loss Reserve / Gross Loans	1.24%	1.30%	1.20%	1.11%	1.07%	1.06%
Per Share Information						
Common Shares Outstanding	16,540,446	16,582,446	17,796,546	18,806,436	22,050,036	24,801,518
Book Value per Share	$5.90	$7.06	$8.78	$10.28	$11.67	$14.81
Tangible Book Value per Share (2)	$5.90	$7.06	$8.78	$10.28	$11.67	$14.81
Diluted Earnings per Share	$0.34	$0.95	$1.18	$1.66	$1.90	$2.09
Core Diluted Earnings per Share (1)	$0.34	$0.95	$1.18	$1.66	$1.90	$2.16

(1) Core measures exclude non-routine expenses in the twelve month period ending December 31, 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our markets. For a reconciliation of these non-GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" included on page 34 of this presentation.

(2) Non-GAAP financial measures. "Tangible Common Equity to total tangible Assets" and "Tangible Book value per Share" are not measures of financial performance recognized by generally accepted accounting principles in the United States, or GAAP; However, because the Company has no intangible assets, there is no reconciliation of these non-GAAP financial measures.

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Our Financial Performance: Asset Quality

Servis1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands	Year Ended December 31,					
	2009	2010	2011	2012	2013	2014
Nonaccrual Loans:						
1-4 Family	265	202	670	453	1,878	1,596
Owner-Occupied Commercial Real Estate	909	635	792	2,786	1,435	683
Other Real Estate Loans	615	--	693	240	243	959
Commercial, Financial & Agricultural Real Estate	2,032	2,164	1,179	276	1,714	172
Construction	8,100	10,722	10,063	6,460	3,749	5,049
Consumer	--	624	375	135	602	666
Total Nonaccrual Loans	11,921	14,347	13,772	10,350	9,621	9,125
Total 90+ Days Past Due and Accruing	267	--	-	8	115	925
Total Nonperforming Loans	12,188	14,347	13,772	10,358	9,736	10,050
Other Real Estate Owned and Repossessions	12,525	6,966	12,305	9,721	12,861	6,840
Total Nonperforming Assets	24,713	21,313	26,077	20,079	22,597	16,890
Troubled Debt Restructurings (Accruing):						
1-4 Family	--	--	-	1,709	8,225	-
Owner-Occupied Commercial Real Estate	845	--	2,785	3,121	--	-
Other Real Estate Loans	--	--	331	302	285	1,663
Commercial, Financial & Agricultural Real Estate	--	2,398	1,369	1,168	962	6,632
Construction	--	--	-	3,213	217	-
Consumer	--	--	-	--	--	-
Total Troubled Debt Restructurings (Accruing)	845	2,398	4,485	9,513	9,689	8,295
Total Nonperforming Assets & Troubled Debt Restructurings (Accruing)	25,558	23,711	30,562	29,592	32,286	25,185
Total Nonperforming Loans to Total Loans	1.01%	1.03%	0.75%	0.44%	0.34%	0.30%
Total Nonperforming Assets to Total Assets	1.57%	1.10%	1.06%	0.69%	0.64%	0.41%
Total Nonperforming Assets and Troubled Debt Restructurings (Accruing) to Total Assets	1.62%	1.23%	1.24%	1.02%	0.92%	0.61%

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Our Financial Performance:
Loan Loss Reserve and Charge-Offs

Servis1st Bank
OUR NAME IS OUR MISSION.

Analysis of the Allowance for Loan Losses

Dollars in Thousands	Year Ended December 31,					
	2009	2010	2011	2012	2013	2014
Allowance for Loan Losses:						
Beginning of Year	$ 10,602	$ 14,737	$ 18,077	$ 22,030	$ 26,258	$ 30,663
Charge-Offs:						
Commercial, Financial and Agricultural	(2,616)	(1,667)	(1,096)	(1,106)	(1,932)	(2,311)
Real Estate - Construction	(3,322)	(3,488)	(2,594)	(3,088)	(4,829)	(1,267)
Real Estate - Mortgage:						
Owner Occupied Commercial	-	(548)	-	(250)	(1,100)	(36)
1-4 Family Mortgage	(522)	(1,227)	(1,096)	(311)	(941)	(1,529)
Other Mortgage	(9)	-	-	(99)	-	(400)
Total Real Estate Mortgage	(531)	(1,775)	(1,096)	(660)	(2,041)	(1,965)
Consumer	(207)	(278)	(867)	(901)	(210)	(228)
Total Charge-Offs	(6,676)	(7,208)	(5,653)	(5,755)	(9,012)	(5,771)
Recoveries:						
Commercial, Financial and Agricultural	-	97	361	125	66	48
Real Estate - Construction	108	53	180	58	296	322
Real Estate - Mortgage:						
Owner Occupied Commercial	-	12	12	-	32	-
1-4 amily mortgage	3	20	-	692	4	65
Other Mortgage	-	-	-	-	-	9
Total Real Estate Mortgage	3	32	12	692	36	74
Consumer	15	16	81	8	11	34
Total Recoveries	126	198	634	883	409	478
Net Charge-Offs	(6,550)	(7,010)	(5,019)	(4,872)	(8,603)	(5,293)
Provision for Loan Losses Charged to Expense	10,685	10,350	8,972	9,100	13,008	10,259
Allowance for Loan Losses at End of Period	$ 14,737	$ 18,077	$ 22,030	$ 26,258	$ 30,663	$ 35,629
As a Percent of Year to Date Average Loans:						
Net Charge-Offs	0.6 %	0.55 %	0.32 %	0.24 %	0.33 %	0.17%
Provision for Loan Losses	1 %	0.81 %	0.57 %	0.45 %	0.5 %	0.34%
Allowance for Loan Losses As a Percentage of:						
Loans	1.24 %	1.3 %	1.2 %	1.11 %	1.07 %	1.06%

33

GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures 34 OUR NAME IS OUR MISSION. We recorded a non - routine expense of $ 703 , 000 for the first quarter of 2014 resulting from the correction of our accounting for vested stock options previously granted to members of our advisory boards in our Dothan, Huntsville and Montgomery, Alabama markets, and we recorded a non - routine expense of $ 1 . 8 million for the second quarter of 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our Mobile, Alabama and Pensacola, Florida markets . This change in accounting treatment is a non - cash item and does not impact our operating activities or cash from operations . The non - GAAP financial measures included in this presentation twelve months ended December 31 , 2014 are “core net income available to common stockholders,” “core diluted earnings per share,” “core return on average assets,” “core return on average equity,” “core return on average common equity,” “core efficiency ratio” and “core non - interest expense to average assets . ” Each of these seven core financial measures excludes the impact of the non - routine expenses attributable to the correction of our accounting for vested stock options . None of the other periods included in this presentation are affected by this correction . “Core net income available to common stockholders” is defined as net income, adjusted by the net effect of the non - routine expense, available to common stockholders . “Core diluted earnings per share” is defined as net income available to common stockholders, adjusted by the net effect of the non - routine expense, divided by weighted average diluted shares outstanding . “Core return on average assets” is defined as net income, adjusted by the net effect of the non - routine expense, divided by average total assets . “Core return of average equity” is defined as net income, adjusted by the net effect of the non - routine expense, divided by average equity . “Core return of average common equity” is defined as net income, adjusted by the net effect of the non - routine expense, divided by average common equity . “Core efficiency ratio” is defined as non - interest expense, adjusted by the effect of the non - routine expense, divided by the sum of net interest income plus non - interest income . “Core non - interest expense to average assets” is defined as non - interest expense, adjusted by the effect of the non - routine expense, divided by average assets . We believe these non - GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP ; however, we acknowledge that these non - GAAP financial measures have a number of limitations . As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non - GAAP financial measures that other companies, including those in our industry, use . The following reconciliation table provides a more detailed analysis of the non - GAAP financial measures for the twelve months ended December 31 , 2014 . Dollars are in thousands, except share and per share data .

Our Financial Performance: GAAP Reconciliation OUR NAME IS OUR MISSION. 35 Adjustment for non-routine expense 1,612 $ 53,989 $ 3,757,932 1.44 % Return on average common stockholders' equity 16.23 % Net income available to common stockholders - GAAP $ 51,946 Adjustments: Adjustment for non-routine expense 1,612 Core net income available to common stockholders $ 53,558 $ 320,005 Core return on average common stockholders' equity 16.74% $ 2.18 23,355,001 $ 2.25 $ 2.09 24,818,221 $ 2.16 Core diluted earnings per share Core net income Average assets Core return on average assets Average common stockholders' equity Diluted earnings per share - GAAP Weighted average common shares outstanding, diluted Earnings per share - GAAP Weighted average common shares outstanding Core earnings per share